UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K/A
                                 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
Of 1934
Date of Report April 26, 2001

Cantronics Corporation
(Exact name of Registrant as specified in its charter)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Nevada                                     000-29097                86-0930437
(State or other jurisdiction         (Commission File Number)    (IRS Employer
   of incorporation)                                             Identification)


116-3823 Henning Drive - Burnaby, British Columbia      V5C 6P3
(Address of principal executive offices)               (Zip Code)

(604) 294-6588
Registrant's telephone number, including area code
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


This filing amends the previously filed Form 8-K, dated March 20, 2001 and filed on March 23, 2001 of Cantronics Corporation ("Cantronics") and relates to the acquisition by Cantronics of 100% of the shares of Condition Monitoring Training Institute Inc. (a Canadian company) and subsidiaries ("CMTI"). As stated in the 8-K, the required financial statements and pro forma financial information would be filed by amendment at a later date.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

1. Audited Consolidated Financial Statements of CMTI prepared in accordance with generally accepted accounting principles ("GAAP," reconciled to US
       GAAP) for the years ended July 31, 2000 and 1999 which include:

       - Consolidated Balance Sheets;
       - Consolidated Statements of Operations and Retained Earnings;
       - Consolidated Statements of Cash Flows;
       - Summary of Significant Accounting Policies;
       - Notes to the Consolidated Financial Statements.

2. Unaudited Pro Forma Financial Information of Cantronics, Cantronic Systems Inc. (the Predecessor and continuing entity to Cantronics) and CMTI which include:

       - Basis of Presentation;
       - Pro-Forma Consolidated Balance Sheet as at October 31, 2000;
       - Pro-Forma Consolidated Statement of Operations for nine months ended October 31, 2000;
       - Pro-Forma Consolidated Statement of Operations for the year ended January 31, 2000; and
       - Notes to the Pro-Forma Consolidated Financial Statements.

                                    Condition Monitoring Training Institute Inc.
                                    Consolidated Financial Statements
                                    For the years ended July 31, 2000 and 1999
                                    (Expressed in Canadian Dollars)

                                    Condition Monitoring Training Institute Inc.
                                    Consolidated Financial Statements
                                    For the years ended July 31, 2000 and 1999
                                    (Expressed in Canadian Dollars)




                                                                        Contents
================================================================================

Auditors' Report

Consolidated Financial Statements

     Balance Sheets

     Statements of Operations and Retained Earnings (Deficit)

     Statements of Cash Flows

     Summary of Significant Accounting Policies

     Notes to the Financial Statements

================================================================================

                                                                Auditors' Report

--------------------------------------------------------------------------------

To the Shareholder of
Condition Monitoring Training Institute Inc.

We have audited the Consolidated Balance Sheets of Condition Monitoring Training Institute Inc. as at July 31, 2000 and 1999 and the Consolidated Statements of Operations and Retained Earnings (Deficit) and Cash Flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Canadian and US generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at July 31, 2000 and 1999 and the results of its operations and its cash flows for the years then ended in accordance with Canadian generally accepted accounting principles. As required by the British Columbia Company Act, we report that, in our opinion, these principles have been applied on a consistent basis.

/s/ BDO Dunwoody LLP



Chartered Accountants

Vancouver, Canada
April 9, 2001

================================================================================
                                    Condition Monitoring Training Institute Inc.
                                                     Consolidated Balance Sheets
                                                 (Expressed in Canadian Dollars)

July 31                                                 2000            1999
--------------------------------------------------------------------------------
Assets
Current
   Cash                                           $     253,354   $     301,530
   Accounts receivable                                  144,721         162,179
   Deferred income taxes (Note 7)                          -             24,875
                                                  ------------------------------

                                                        398,075         488,584

Due from related parties (Note 1)                        96,565            -
Capital assets (Note 2)                                 383,710         298,693
Deferred income taxes (Note 7)                           67,483         17,662
                                                  ------------------------------

                                                  $     945,833   $     804,939
================================================================================

Liabilities and Shareholder's Equity (Deficiency)

Liabilities

Current
   Accounts payable and accrued liabilities       $      48,866   $      86,692
   Customer deposits                                     38,717          48,293
   Income taxes payable                                  10,205           3,504
   Due to related parties (Note 1)                         -             71,364
   Current portion of long-term debt (Note 3)           104,329          26,198
   Deferred income taxes (Note 7)                        13,467            -
                                                  ------------------------------

                                                        215,584         236,051

Long-term debt (Note 3)                                  71,542          95,829
Redeemable preference shares (Note 5)                   500,000         500,000
                                                  ------------------------------

                                                        787,126         831,880
                                                  ------------------------------

Shareholder's equity (deficiency)
   Share capital (Note 4)                                    60              60
   Retained earnings (deficit)                          158,647         (27,001)
                                                  ------------------------------

                                                        158,707         (26,941)
                                                  ------------------------------

                                                  $     945,833   $     804,939
================================================================================

   The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

================================================================================
                                    Condition Monitoring Training Institute Inc.
            Consolidated Statement of Operations and Retained Earnings (Deficit)
                                                 (Expressed in Canadian Dollars)
For the years ended July 31                             2000            1999
--------------------------------------------------------------------------------
Revenue                                           $   1,238,333   $   1,175,699

Expenses
   Advertising and promotion                            177,763          96,812
   Amortization                                          56,798          44,959
   Bad debts                                               -             12,338
   Bank charges                                          15,667          13,319
   Equipment rentals                                      7,694          13,731
   Insurance                                             13,159          13,329
   Interest on long-term debt                            10,738           4,604
   Licenses, dues and fees                                2,250           2,706
   Occupancy                                             25,965          33,980
   Office and miscellaneous                              66,705          58,746
   Professional fees                                     26,060           9,063
   Repairs and maintenance                               27,233          12,959
   Subcontractors                                       133,038         128,361
   Telephone and utilities                               36,546          38,907
   Training and course costs                            139,307         164,761
   Travel                                               118,660         168,267
   Vehicle                                               26,204          25,389
   Wages and employee benefits                          201,454         340,335
                                                  ------------------------------

                                                      1,085,241       1,182,566
                                                  ------------------------------

Income (loss) from operations                           153,092          (6,867)
                                                  ------------------------------

Other income
   Foreign exchange gain (loss)                            (283)        (13,260)
   Gain (loss) on sale of capital assets                 24,244          (9,523)
   Management fees (Note 1)                              14,250            -
   Interest and other                                     8,242           4,071
                                                  ------------------------------

                                                         46,453         (18,712)
                                                  ------------------------------

Income (loss) before income taxes                       199,545         (25,579)
                                                  ------------------------------

Income taxes (recovery) (Note 7)
   Current                                               25,376          20,963
   Deferred                                             (11,479)        (30,287)
                                                  ------------------------------

                                                         13,897          (9,324)
                                                  ------------------------------

Income (loss) before discontinued operations            185,648         (16,255)

Loss from discontinued operations (Note 6)                 -               (610)
                                                  ------------------------------

Net income (loss) for the year                          185,648         (16,865)

Deficit, beginning of year                              (27,001)        (10,136)
                                                  ------------------------------

Retained earnings (deficit), end of year          $     158,647   $     (27,001)
================================================================================

   The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

================================================================================
                                    Condition Monitoring Training Institute Inc.
                                            Consolidated Statement of Cash Flows
                                                 (Expressed in Canadian Dollars)
For the year ended July 31                              2000            1999
--------------------------------------------------------------------------------

Cash provided by (used in)

Operating activities
   Net income (loss) from continued operations    $     185,648   $     (16,255)
                                                  ------------------------------
   Items not involving cash
     Amortization                                        56,798          44,959
     Deferred income tax recovery                       (11,479)        (30,287)
     (Gain) loss on sale of capital assets              (24,244)          9,523
   Changes in non-cash working capital balances
     Accounts receivable                                (33,492)         93,498
     Accounts payable and accrued liabilities           (33,557)         33,284
     Income taxes payable                                 6,701          40,847
     Customer deposits                                   (9,576)         37,534
                                                  ------------------------------
                                                        136,799         213,103
   Cash used in discontinued operations                    -               (610)
                                                  ------------------------------

                                                        136,799         212,493
                                                  ------------------------------

Investing activities
   Purchase of capital assets                          (192,133)       (166,161)
   Proceeds on sale of capital assets                    74,562          12,554
   Advances to related parties                          (85,000)           -
   Repayment of amounts due from related parties          9,476            -
   Disposal of discontinued operations                  (45,724)           -
                                                  ------------------------------

                                                       (238,819)       (153,607)
                                                  ------------------------------

Financing activities
   Repayment of long-term debt                          (31,156)        (27,973)
   Repayments of advances from shareholder                 -             (4,250)
   Proceeds of long-term debt                            85,000         150,000
                                                  ------------------------------

                                                         53,844         117,777
                                                  ------------------------------

Increase (decrease) in cash                             (48,176)        176,663

Cash, beginning of year                                 301,530         124,867

Cash, end of year                                 $     253,354   $     301,530
================================================================================

Supplemental information:
   Interest paid                                  $      10,738   $       4,604
   Income taxes paid (received)                   $      30,397   $      (4,049)
   Non-cash investing and financing activities:
     sale of discontinued operation in exchange
     for note receivable (Note 6)                 $      92,405   $        -
================================================================================

   The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

================================================================================
                                    Condition Monitoring Training Institute Inc.
                                      Summary of Significant Accounting Policies
                                                 (Expressed in Canadian Dollars)
July 31, 2000 and 1999
--------------------------------------------------------------------------------


Nature of Business        The Company was incorporated on December 2, 1977 under
                          the laws of British Columbia as Infraview Energy
                          Analysis Ltd. On May 14, 1997, the Company changed its legal name to Condition Monitoring Training Institute
                          Inc. consistent with its change of business to being engaged in the operation of training users in the use of infrared thermography technology.

Basis of Consolidation    These consolidated financial statements have been
                          prepared in accordance with Canadian generally accepted accounting principles, are stated in Canadian dollars and include the accounts of the Company and its subsidiaries (collectively referred to as "the
                          Company"). All significant intercompany transactions and balances have been eliminated on consolidation.

                          The following subsidiaries' assets, liabilities, and operations are included in these consolidated financial statements:

                          Academy of Infrared Thermography, Inc. - 100% owned
                          583273 BC Ltd.                         - 100% owned

                          The financial statements consolidate the accounts of the Company and 583273 BC Ltd. at July 31, 2000 and 1999 with the October 31, 2000 and 1999 accounts of Academy of Infrared Thermography, Inc.

                          There are no significant differences between generally accepted accounting principles in the US and Canada pertaining to the Company's net income or net assets for the periods covered by these consolidated financial statements.

Financial Instruments     The Company's financial instruments consist of cash,
                          accounts receivable, amounts due to/from related parties, accounts payable and accrued liabilities, long-term debt and redeemable preference shares.
                          Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. Except for amounts due to/from related parties and redeemable preference shares, the fair values of these financial instruments approximate their carrying values, due to the short term or demand nature of the financial instruments. It is not practical to determine the fair value of amounts due to and from related parties and for redeemable preference shares.

================================================================================
                                    Condition Monitoring Training Institute Inc.
                                      Summary of Significant Accounting Policies
                                                 (Expressed in Canadian Dollars)
July 31, 2000 and 1999
--------------------------------------------------------------------------------

Capital Assets            Capital assets are stated at cost less accumulated
                          amortization. Amortization based on the estimated useful life of the asset is calculated as follows:

                          Training equipment  -   20 % diminishing-balance basis
                          Computer            -   30 % diminishing-balance basis
                          Building            -    4 % diminishing-balance basis
                          Automotive          -   30 % diminishing-balance basis
                          Furniture and
                             fixtures         -   20 % diminishing-balance basis
                          Leasehold
                             improvements     -   20 % straight-line basis

Foreign Currency
Transactions and
Translation               Foreign currency accounts of the subsidiary and
                          transactions undertaken by the Company in foreign currencies are translated into Canadian dollars as follows:

                          Revenue and expenses are translated into Canadian dollars by the use of the exchange rate in effect on the transaction date. Monetary assets and liabilities are then translated into Canadian dollars by using the exchange rate in effect at the year-end date. The resulting foreign exchange gains and losses are included in the Statements of Operations and Retained Earnings.

                          Exchange rates between the Canadian dollar and the US dollar for the periods reported in these consolidated financial statements are as follows:

                                                  2000            1999
                          Year end            $     0.6568    $     0.6797
                          Average             $     0.6779    $     0.6678

Revenue Recognition       Revenue is recognized when training services are
                          performed. Amounts received in advance of training being performed are recorded on the Balance Sheet as Customer Deposits.

Use of Estimates          The preparation of the consolidated financial
                          statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.
                          Actual results could differ from management's best estimates as additional information might become available in the future.

================================================================================
                                    Condition Monitoring Training Institute Inc.
                                      Summary of Significant Accounting Policies
                                                 (Expressed in Canadian Dollars)
July 31, 2000 and 1999
--------------------------------------------------------------------------------


Advertising               All costs in respect of advertising and promotion are
                          charged to expense in the year incurred.

Income Taxes              The Company follows the provisions of Canadian
                          Institute of Chartered Accountants ("CICA") Handbook
                          Section 3465 "Income Taxes", which requires the
                          Company to recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns using the liability method. Under this method, deferred tax liabilities and assets are determined based on the temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities using enacted rates in effect in the years in which the differences are expected to reverse.

================================================================================
                                    Condition Monitoring Training Institute Inc.
                                      Summary of Significant Accounting Policies
                                                 (Expressed in Canadian Dollars)
July 31, 2000 and 1999
--------------------------------------------------------------------------------


1.     Related Party Transactions

                                                  2000            1999
                                              ----------------------------

       a) Note receivable of $92,405 from
          Associated Condition Monitoring
          Technologies Inc. ("ACMT", a
          company under common control) on
          sale of laser mapping operations
          (Note 6) unsecured, non-interest
          bearing and repayable on demand.    $     77,917    $      -

          Amount owing from (to) the
          Company's shareholder unsecured,
          non-interest bearing, repayable on
          demand                                    18,648        (71,364)
                                              ----------------------------
                                              $     96,565    $   (71,364)
                                              ============================

       b) The following table summarizes the
          Company's related party
          transactions for the years:

                                                  2000            1999
                                              ----------------------------

          Premises rent charged by the
          Company's shareholder               $     23,865    $    24,000
          Management fees received from ACMT  $     14,250    $      -
          Accounting charges allocated
            to ACMT                           $     10,000    $      -

          These transactions are recorded at the exchange amount, being the amount of consideration established and agreed to by the related parties.

--------------------------------------------------------------------------------

2.     Capital Assets

                                                    2000                    1999
                              --------------------------------------------------

                                             Accumulated             Accumulated
                                  Cost)     Amortization   Cost     Amortization
                              --------------------------------------------------

       Training equipment     $   629,081  $   327,389  $   507,196  $   286,161
       Computer                    52,975       37,329       44,850       33,657
       Building                    54,703       11,343       54,703        9,537
       Automotive                  53,348       47,603       53,348       45,141
       Furniture and fixtures      39,740       22,473       31,245       19,082
       Leasehold improvements       9,295        9,295        9,295        8,366
                              --------------------------------------------------

                                  839,142      455,432      700,637      401,944
                              --------------------------------------------------

       Net book value                      $   383,710               $   298,693
                                           =====================================

       Capital assets which are being held for resale and not being amortized total $123,394 at July 31, 2000 (1999 - $25,048).

================================================================================
                                    Condition Monitoring Training Institute Inc.
                                      Summary of Significant Accounting Policies
                                                 (Expressed in Canadian Dollars)
July 31, 2000 and 1999
--------------------------------------------------------------------------------


3.     Long-term Debt

                                                  2000            1999
                                              ----------------------------

       Loan payable - repayable in
        monthly installments of $2,178
        plus interest at bank prime plus
        3% per annum, collateralized by a
        commercial security agreement over
        specific pieces of equipment, repaid
        on January 29, 2001.                  $     95,829    $    122,027

        Scotiabank term loan of $85,000,
         repayable in monthly instalments of
         $708 plus interest at prime plus 2.5%
         per annum until due in December 2004.
         The loan proceeds were for the use of
         the Company's shareholder.  The loan
         is collateralized by a general
         security agreement over all assets
         of the Company, along with a first
         collateral mortgage over property
         owned by the Company's shareholder
         and a personal guarantee from the
         shareholder.

        In 2000, the Company's shareholder
         waived rent payments from the Company
         for use of premises owned by him in
         lieu of making the required payments
         on this term loan                          80,042
                                              ----------------------------

                                                   175,871         122,027

         Less amounts due within one year          104,329          26,198
                                              ----------------------------

                                              $     71,542    $     95,829
                                              ============================

         Principal payments required on this loan are as follows:
                           2001     $     104,329
                           2002             8,500
                           2003             8,500
                           2004             8,500
                           2005            46,042
                                    -------------
                                    $     175,871
                                    =============

================================================================================
                                    Condition Monitoring Training Institute Inc.
                                      Summary of Significant Accounting Policies
                                                 (Expressed in Canadian Dollars)
July 31, 2000 and 1999
--------------------------------------------------------------------------------


4.     Share Capital

                                                  2000            1999
                                              ----------------------------

       Authorized
           50,000   Class A voting common
                    shares with par value
                    of $1 each
           50,000   Class B non-voting common
                    shares with par value of
                    $1 each
        1,000,000   Class C non-voting
                    redeemable, retractable
                    preference shares with a
                    par value of $100 each
        1,000,000   Class D non-voting
                    redeemable, retractable
                    preference shares with a
                    par value of $0.10 each
                    (Note 5)
       Issued common shares
               60   Class A common shares     $         60    $         60
                                              ============================

       No stock options or warrants were issued, exercised or expired during the years ended July 31, 2000 and 1999.

--------------------------------------------------------------------------------

5.     Redeemable Preference Shares

       The Company has issued 3,000 Class D Preference Shares redeemable at the option of the holder at $167 per share. The preference shares are also retractable at the option of the Company at the same amount. The total redemption value of $500,000 is presented as a financial liability in accordance with Canadian Institute of Chartered Accountants Handbook
       Section 3860, "Financial Instruments". Dividends declared on such preference shares would be recorded as interest expense. No dividends were declared on preference shares in 2000 or 1999.

--------------------------------------------------------------------------------

6.     Discontinued Operations

       The Company discontinued its infrared consulting and laser mapping operations during the 1999 fiscal year. Upon discontinuance, all the assets constituting the infrared consulting operations were sold to another company under common control in exchange for a note receivable of $92,405 (Note 1) representing the carrying value of the net assets constituting these operations. The net assets (consisting of working capital) of the laser mapping operations were absorbed into continuing operations. The income (loss) from discontinued operations has been reported separately in the consolidated financial statements and consists of the following:

                                     Measurement                 Disposal
                                            Date                     Date                  2000              1999
                                   --------------------------------------------------------------------------------
       Infrared consulting
        operations                 July 31, 1999           August 1, 1999           $        -         $    38,311
       Laser mapping
        operations                 January 31, 1999        January 31, 1999                  -             (38,921)
                                                                                    -------------------------------
                                                                                    $        -         $      (610)
                                                                                    ===============================

================================================================================
                                    Condition Monitoring Training Institute Inc.
                                      Summary of Significant Accounting Policies
                                                 (Expressed in Canadian Dollars)
July 31, 2000 and 1999
--------------------------------------------------------------------------------


6.     Discontinued Operations - Continued

       There was no activity, nor any gains or losses recognized in the period from the measurement dates to the dates of disposal.

       Sales in fiscal 1999 amounted to $141,345 from the infrared consulting operations and $96,744 from the laser mapping operations. No sales were recognized by either business in fiscal 2000.

       The consolidated financial statements included the following net assets of the discontinued consulting operations which had not yet been disposed of as at July 31, 1999.

                                                  2000            1999
                                              ----------------------------

       Cash                                   $     -        $     45,724
       Accounts receivable                          -              50,950
       Accounts payable                             -              (4,269)
                                              ----------------------------
                                              $     -        $     92,405
                                              ============================

--------------------------------------------------------------------------------

7.     Income Taxes

       The tax effects of temporary differences that give rise to the Company's deferred tax assets (liabilities) are as follows:

                                                  2000            1999
                                              ----------------------------

       Current
         Undeducted expenses (deferred
            revenue) for tax                  $  (13,467)    $     24,875

       Long-term
        Tax loss carryforwards                $   39,380     $     12,888
        Capital assets                            28,103            4,774
                                              ----------------------------
                                              $   67,483     $     17,662
                                              ============================

       Historically, the Company's United States subsidiary has been profitable while the Company incurs losses for Canadian tax purposes. The provision for income taxes from continuing operations reconciles to the amount estimated using the statutory income tax rate for British Columbia resident corporations not eligible for the small business deduction as follows:

================================================================================
                                    Condition Monitoring Training Institute Inc.
                                      Summary of Significant Accounting Policies
                                                 (Expressed in Canadian Dollars)
July 31, 2000 and 1999
--------------------------------------------------------------------------------

7.     Income Taxes - Continued

                                                  2000            1999
                                              ----------------------------

       Provision (recovery) at Canadian
         statutory tax rates                  $   91,032     $    (11,669)
       Effect of difference due to small
         business deduction                      (45,243)          34,722
       Effect of lower taxation in the
         United States                           (34,314)         (32,801)
       Permanent differences                       2,422              424
                                              ----------------------------
                                              $   13,897     $     (9,324)
                                              ============================

       Tax expense of $Nil (1999 - $(300)) has been included in the loss from discontinued operations.

       The Company evaluates its valuation allowance requirements based on projected future operations. When circumstances change and this causes a change in management's judgement about the recoverability of deferred tax assets, the impact of the change on the valuation allowance is reflected in current income.

       The Company has losses available for Canadian income tax purposes totalling approximately $86,000. This amount can be used to reduce future income taxable in Canada from a same or similar business. These losses expire as follows:

                          2005     -     $     28,000
                          2007     -           58,000
                                         ------------
                                         $     86,000
                                         ============

================================================================================
                                    Condition Monitoring Training Institute Inc.
                                      Summary of Significant Accounting Policies
                                                 (Expressed in Canadian Dollars)
July 31, 2000 and 1999
--------------------------------------------------------------------------------


8.     Segmented Information

       The Company is engaged in the business of training users in the use of infrared thermography technology in British Columbia and Washington state, constituting a single business segment. Geographic information attributable to the two locations is as follows:

                                                  2000            1999
                                              ----------------------------

       Revenue
            Canada                            $  311,831     $    393,674
            United States                        926,502          782,025
                                              ----------------------------

                                              $1,238,333     $  1,175,699
                                              ============================

       Capital assets
            Canada                            $  249,284     $    293,888
            United States                        134,426            4,805
                                              ----------------------------

                                              $  383,710     $    298,693
                                              ===========================

--------------------------------------------------------------------------------

9.     Subsequent Event

       On February 2, 2001 Cantronics Corporation ("Cantronics") acquired 100% of the issued and outstanding shares of the Company in exchange for the issuance of 2,750,000 shares of Cantronics common stock. The transaction will be accounted for in subsequent Cantronics consolidated financial statements using the purchase method of accounting.

             Unaudited Pro Forma Consolidated Financial Information

Background
----------

The Unaudited Pro Forma Consolidated Financial Information reflects the acquisition of all the issued and outstanding shares of Condition Monitoring Training Institute Inc. ("CMTI") in exchange for 2,750,000 shares of common stock of the Registrant. It also reflects financial information which gives effect to the acquisition of the one outstanding common share of Cantronic Systems Inc. ("Cantronic"). In exchange for the common share of Cantronic, two directors controlling 98% of the common stock of the Registrant transferred to the stockholder of Cantronic 59,000,000 issued and outstanding shares of common stock of the Registrant. (Concurrent with the acquisition, the Registrant changed its name from Solo & Hurst, Inc. to Cantronics Corporation.)

The Pro Forma Consolidated Statements included herein reflect the use of the purchase method of accounting for the above transactions. The acquisition of Cantronic (which closed on December 18, 2000) was accounted for as a reverse acquisition as the former stockholder of Cantronic controlled the voting common shares of the Company immediately after the acquisition. The acquistion of CMTI closed on February 2, 2001. Such financial information has been prepared from, and should be read in conjunction with, the historical financial statements and notes thereto included elsewhere in this 8-K current report as well as other 8-K current reports, the 10-QSB quarterly reports and the 10-KSB annual report of the Registrant.

The Pro-forma Consolidated Balance Sheet gives effect to the transactions as if they had occurred on October 31, 2000, combining the balance sheets of the Registrant and Cantronics at October 31, 2000 with that of CMTI at July 31, 2000. The Pro Forma Consolidated Statements of Operations give effect to the transactions as if they had occurred at the beginning of the earliest period presented, combining the results of the Registrant and Cantronic for the nine-month period ended October 31, 2000 and for the year ended January 31, 2000, with the results of operations of CMTI for the nine-month period ended July 31, 2000 and for the year ended October 31, 1999.

The Pro Forma Consolidated Financial Information is unaudited and is not necessarily indicative of the consolidated results which actually would have occurred if the above transactions had been consummated at the beginning of the periods presented; nor does it purport to present the results of operations for future periods.

===================================================================================================================================
                                                                                                             Cantronics Corporation
                                                                                               Pro-Forma Consolidated Balance Sheet
                                                                                                                        (Unaudited)
                                      Condition                  Condition
                                      Monitoring                 Monitoring
                                      Training                   Training      Cantronic                                 Pro-forma
October 31, 2000                      Institute     Exchange     Institute      Systems     Solo & Hurst  Adjustments    Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     (CDN dollars)                                                     (US dollars)
--------------------------
Assets

Current
     Cash and short-term deposits   $     253,354    0.67691  $     171,498   $     347,710  $      -     $      -   $     519,208
     Investments                             -       0.67691           -            238,074         -            -         238,074
     Accounts receivable                  144,721    0.67691         97,963         176,625         -            -         274,588
     Inventory                               -       0.67691           -             34,000         -            -          34,000
                                    -----------------------------------------------------------------------------------------------
                                          398,075                   269,461         796,409         -            -       1,065,870

Loans receivable                           96,565    0.67691         65,366            -            -            -          65,366
Property and equipment                    383,710    0.67691        259,737          60,085         -            -         319,822
Deferred income taxes                      67,483    0.67691         45,680           1,141         -            -          46,821
                                    -----------------------------------------------------------------------------------------------
                                    $     945,833             $     640,244   $     857,635  $      -     $      -   $   1,497,879
===================================================================================================================================

Liabilities and Stockholders'
  Equity

Liabilities

Current
     Accounts payable and
       accrued liabilities          $      48,866    0.67691  $      33,079   $     256,540  $      -     $      -   $     289,619
     Income taxes payable                  10,205    0.67691          6,908          11,015         -            -          17,923
     Customer deposits                     38,717    0.67691         26,208         275,112         -            -         301,320
     Current portion of
       long term debt                     104,329    0.67691         70,621         267,493         -            -         338,114
     Deferred income taxes                 13,467    0.67691          9,115            -            -            -           9,115
                                    -----------------------------------------------------------------------------------------------
                                          215,584                   145,931         810,160         -            -         956,091
Long-term debt                             71,542    0.67691         48,427            -            -            -          48,427
Redeemable preference shares              500,000    0.67691        338,455            -            -        (338,455)2       -
                                    -----------------------------------------------------------------------------------------------
                                          787,126                   532,813         810,160         -        (338,455)   1,004,518
                                    -----------------------------------------------------------------------------------------------

Stockholders' equity
     Capital stock
       Authorized
        5,000,000 preferred shares
        90,000,000 common shares,
         $0.001 par value
       Issued
        62,750,000 common shares               60    0.67691             41             135       60,000         (135)1     62,750
                                                                                                                2,709 2
     Additional paid-in capital              -       0.67691           -               -            -          59,865 1    383,271
                                                                                                              443,136 2
     Retained earnings
       (accumulated deficit)              158,647    0.67691        107,390          34,475      (60,000)      60,000 1     34,475
                                                                                                             (107,390)2
     Accumulated other
       comprehensive income                  -       0.67691           -             12,865         -            -          12,865
                                    -----------------------------------------------------------------------------------------------
                                          158,707                   107,431          47,475         -         338,455      493,361
                                    -----------------------------------------------------------------------------------------------
                                    $     945,833             $     640,244   $     857,635  $      -     $      -   $   1,497,879
===================================================================================================================================

    The accompanying notes are an integral part of these pro-forma consolidated financial statements.

===================================================================================================================================
                                                                                                             Cantronics Corporation
                                                                                     Pro-Forma Consolidated Statement of Operations
                                                                                                                        (Unaudited)
                                      Condition                  Condition
                                      Monitoring                 Monitoring
For the nine months ended             Training                   Training      Cantronic                                  Pro-forma
October 31, 2000                      Institute     Exchange     Institute      Systems     Solo & Hurst  Adjustments(1,2)  Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     (CDN dollars)                                                     (US dollars)
--------------------------
Sales                               $        -       0.68136  $        -      $   1,025,450  $      -     $      -   $   1,025,450

Cost of sales                                -       0.68136           -            737,814         -            -         737,814
                                    -----------------------------------------------------------------------------------------------
                                             -                         -            287,636         -            -         287,636
Training revenue                          946,064    0.68136        644,610            -            -            -         644,610
                                    -----------------------------------------------------------------------------------------------
                                          946,064                   644,610         287,636         -            -         932,246
                                    -----------------------------------------------------------------------------------------------

Expenses
     Advertising and promotion            125,073    0.68136         85,220             398         -            -          85,618
     Depreciation                          43,390    0.68136         29,564          13,805         -            -          43,369
     Bank charges and interest             19,886    0.68136         13,550           5,750         -            -          19,300
     Office and miscellaneous             101,709    0.68136         69,300           4,836         -            -          74,136
     Professional fees                     23,420    0.68136         15,957          23,185         -            -          39,142
     Rent                                  19,965    0.68136         13,603          22,925         -            -          36,528
     Research and development                -       0.68136           -             22,698         -            -          22,698
     Subcontractors - training            101,139    0.68136         68,912            -            -            -          68,912
     Telephone and utilities               27,597    0.68136         18,803           6,608         -            -          25,411
     Training and course costs            108,282    0.68136         73,779            -            -            -          73,779
     Travel                                98,829    0.68136         67,338          13,477         -            -          80,815
     Vehicle                               22,878    0.68136         15,588           2,585         -            -          18,173
     Wages and employee benefits          163,363    0.68136        111,309          63,537         -            -         174,846
                                    -----------------------------------------------------------------------------------------------
                                          855,531                   582,923         179,804         -            -         762,727
                                    -----------------------------------------------------------------------------------------------
Income from operations                     90,533                    61,687         107,832         -            -         169,519

Other income                               43,930    0.68136         29,932          54,671         -            -          84,603
                                    -----------------------------------------------------------------------------------------------

Net income before taxes                   134,463                    91,619         162,503         -            -         254,122
                                    -----------------------------------------------------------------------------------------------

Income taxes
     Current                               25,376    0.68136         17,290          11,339         -            -          28,629
     Deferred (recovery)                   (8,326)   0.68136         (5,673)         15,235         -            -           9,562
                                    -----------------------------------------------------------------------------------------------
                                           17,050                    11,617          26,574         -            -          38,191
                                    -----------------------------------------------------------------------------------------------

Net income for the period           $     117,413             $      80,002   $     135,929  $      -     $      -   $     215,931
===================================================================================================================================

Income per share - basic and diluted                                          $       0.002  $      -                $       0.003
                                                                              ==========================             =============
Weighted average shares outstanding                                              59,000,000   60,000,000                62,750,000
                                                                              ==========================             =============

    The accompanying notes are an integral part of these pro-forma consolidated financial statements.

===================================================================================================================================
                                                                                                             Cantronics Corporation
                                                                                     Pro-Forma Consolidated Statement of Operations
                                                                                                                        (Unaudited)
                                      Condition                  Condition
                                      Monitoring                 Monitoring
For the nine months ended             Training                   Training      Cantronic                                  Pro-forma
January 31, 2000                      Institute     Exchange     Institute      Systems     Solo & Hurst  Adjustments(1,2)  Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     (CDN dollars)                                                     (US dollars)
--------------------------
Sales                               $        -       0.66827  $        -      $   1,609,901  $      -     $      -   $   1,609,901

Cost of sales                                -       0.66827           -          1,343,685         -            -       1,343,685
                                    -----------------------------------------------------------------------------------------------

                                             -                         -            266,216         -            -         266,216
Training revenue                        1,093,671    0.66827        730,868            -            -            -         730,868
                                    -----------------------------------------------------------------------------------------------
                                        1,093,671                   730,868         266,216         -            -         997,084
                                    -----------------------------------------------------------------------------------------------

Expenses
     Advertising and promotion             91,134    0.66827         60,902           1,119         -            -          62,021
     Depreciation                          44,959    0.66827         30,045          14,240         -            -          44,285
     Bank charges and interest             20,909    0.66827         13,973           6,166         -            -          20,139
     Office and miscellaneous             113,167    0.66827         75,626           4,190         -            -          79,816
     Professional fees                      9,853    0.66827          6,584           6,891         -            -          13,475
     Rent                                  34,884    0.66827         23,312          47,916         -            -          71,228
     Research and development                -       0.66827           -             47,165         -            -          47,165
     Subcontractors - training            130,668    0.66827         87,322            -            -            -          87,322
     Telephone and utilities               40,043    0.66827         26,760           7,913         -            -          34,673
     Training and course costs            175,778    0.66827        117,467            -            -            -         117,467
     Travel                               167,339    0.66827        111,828          16,345         -            -         128,173
     Vehicle                               24,933    0.66827         16,662           3,464         -            -          20,126
     Wages and employee benefits          299,406    0.66827        200,084          42,060         -            -         242,144
                                    -----------------------------------------------------------------------------------------------
                                        1,153,073                   770,565         197,469         -            -         968,034
                                    -----------------------------------------------------------------------------------------------
Income (loss) from operations             (59,402)                  (39,697)         68,747         -            -          29,050

Other income (expenses)                    (4,132)   0.66827         (2,761)         18,539         -            -          15,778
                                    -----------------------------------------------------------------------------------------------

Net income (loss) before taxes            (63,534)                  (42,458)         87,286         -            -          44,828
                                    -----------------------------------------------------------------------------------------------

Income taxes (recovery)
     Current                               20,963    0.66827         14,009            -            -            -          14,009
     Deferred                             (31,349)   0.66827        (20,950)         22,142         -            -           1,192
                                    -----------------------------------------------------------------------------------------------
                                          (10,386)                   (6,941)         22,142         -            -          15,201
                                    -----------------------------------------------------------------------------------------------
Net income (loss) before
   discontinued operations                (53,148)                  (35,517)         65,144         -            -          29,627
Income from discontinued operations        40,919    0.66827         27,345            -            -            -          27,345
                                    -----------------------------------------------------------------------------------------------

Net income (loss) for the year      $     (12,229)            $      (8,172)  $      65,144  $      -     $      -   $      56,972
===================================================================================================================================
Income per share - basic and diluted
   from continuing operations after
    discontinued operations                                                                  $      -                $       0.001
                                                                                             ===========             =============
Weighted average shares outstanding                                                           60,000,000                62,750,000
                                                                                             ===========             =============

    The accompanying notes are an integral part of these pro-forma consolidated financial statements.

================================================================================
                                                          Cantronics Corporation
                        Notes to the Pro-forma Consolidated Financial Statements
                                                       (Expressed in US dollars)
                                                                     (Unaudited)


October 31, 2000 and January 31, 2000
--------------------------------------------------------------------------------

1. To reflect the recapitalization of Cantronic Systems Inc. with the book value of net assets of the Registrant at the acquisition date.

                                                Additional
                                                 Paid-In
                               Capital Stock     Capital     Accumulated deficit
                               -------------------------------------------------
     Elimination of capital
       accounts of the
       Registrant              $     (60,000)     $        -      $      60,000

     Adjustment for the               59,865            (59,865)           -
       reverse acquistion of
                               -------------------------------------------------
       the Registrant          $        (135)     $     (59,865)  $      60,000
                               =================================================

     Because the acquisition was accounted for as a reverse acquisition (or a recapitalization) there was neither goodwill recognized nor any adjustments to the book value of the net assets of the Registrant that would affect the pro-forma statements of operations.

2. To reflect the acquisition of 100% of the issued and outstanding common shares and redeemable preference shares of CMTI for the issuance of 2,750,000 shares of common stock. The acquisition was recorded at the fair value of net assets acquired, which approximated the book value of CMTI's net assets. Accordingly, the pro-forma statements of operations are unaffected by the acquisition of CMTI aside from combining the accounts of the companies.


                              Redeemable                  Additional
                              Preference                     Paid-in    Retained
                                  Shares   Capital Stock     Capital    Earnings
                              --------------------------------------------------

Elimination of CMTI capital
    amounts                   $ (500,000)  $      (41)    $     -    $ (107,390)

Issuance of common stock
    on acquisition                  -           2,750        443,136       -
                              --------------------------------------------------
                              $ (500,000)  $    2,709     $  443,136 $ (107,390)
                              ==================================================

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   Centronics Corporation

Date: April 26, 2001                                By: /s/ James Zahn
                                                   --------------------------
                                                   President